STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	26
Beginning Date of Accrual Period	20-Jun-03
End Date of Accrual Period	20-Jul-03
Distribution Date	21-Jul-03
Previous Distribution Date	20-Jun-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	13,318,341.18
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing Fee	145,015.35
Principal recovery	500.00
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	15,815,461.47
Interest Paid to Certificates	265,672.93
Principal Paid to Certificates	13,976,671.05
Equity Certificate	1,428,102.14
Servicing Fee	145,015.35

Balance Reconciliation

Begin Principal Balance	348,036,842.71
Principal Collections (including repurchases)	13,318,341.18
Charge off Amount	658,329.87
End Principal Balance	334,060,171.66

Collateral Performance
Cash Yield (% of beginning balance)	8.61%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	6.34%

Delinquent Loans
30-59 days principal balance of loan	14,420,676.31
30-59 days number of loans	170
60-89 days principal balance of loan	3,858,416.26
60-89 days number of loans	45
90+ days principal balance of loan	16,589,549.68
90+ days number of loans	180

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,402
Number of HEL outstanding (EOP)	4,247
Book value of real estate acquired through foreclosure/grant of deed	4,811,462.75
Number of Loans that went into REO	13
Principal Balance of Loans that went into REO	1,557,666.04

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	1,428,102.14

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.10375%
Class A Formula Rate (1 mo Libor plus 29bps)	1.39375%
Class A Pass-Through Rate	1.39375%
Class M Formula Rate (1 mo Libor plus 55bps)	1.65375%
Class M Pass-Through Rate	1.65375%
Available Funds Cap	10.56850%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	19.862167
2. Principal Distribution per $1,000	19.500483
3. Interest Distribution per $1,000	0.361684

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.39375%
2. Days in Accrual Period	31

3. Class A Interest Due	224,667.43
4. Class A Interest Paid	224,667.43

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	187,195,777.89
2. Class A Principal Due	12,113,114.91
3. Class A Principal Paid	12,113,114.91
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	175,082,662.98

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5241052

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	19.930532
2. Principal Distribution per $1,000	19.501425
3. Interest Distribution per $1,000	0.429107

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.65375%
2. Days in Accrual Period	31

3. Class M Interest Due	41,005.50
4. Class M Interest Paid	41,005.50

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	28,794,735.09
2. Class M Principal Due	1,863,556.14
3. Class M Principal Paid	1,863,556.14
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	26,931,178.95

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP